                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF

                       THE SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) FEBRUARY 14, 2001


                          SPALDING HOLDINGS CORPORATION

             (Exact name of registrant as specified in its charter)




             DELAWARE                    333-14569              59-2439656
 (State or other jurisdiction of        (Commission          (I.RS. Employer
  Incorporation or Organization)         File Number)        Identification No.)


425 MEADOW STREET, CHICOPEE, MASSACHUSETTS                              01013
 (Address of principal executive offices)                             (Zip code)


Registrant's telephone number, including area code:  (413) 536-1200

ITEM 5. OTHER EVENTS

On January 24, 2001, Spalding Holdings Corporation (the "Company"), the parent of Spalding Sports Worldwide, received approval of an amendment to its Secured Credit Facility from a majority of the participating banks. The amendments allow for an additional $35 million of funding and ease certain covenant compliance measurements.

On January 25, 2001, the Company issued a press release to announce this event.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

(c)      The following are filed as Exhibits to this Report:

         Exhibit No.        Description of Exhibit
         99.1               Press Release dated January 25, 2001 announcing
                            an amendment to the Company's Secured Credit
                            Facility.

         99.2               Credit Agreement Amendment #4 dated January 24, 2001

                                   Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                           Spalding Holdings Corporation

                                          (Registrant)

                                           By: /S/  DANIEL S. FREY

                                           Daniel S. Frey

                                           Chief Financial Officer
                                          (an officer and authorized signatory)

Date: February 14, 2001

                                                                    EXHIBIT 99.1

NEWS RELEASE

425 Meadow Street                           Daniel S. Frey
Chicopee, MA 01013                          Chief Financial Officer
(413) 536-1200

                                            SPALDING HOLDINGS CORPORATION
                                            Announces Additional Financing


CHICOPEE, MASSACHUSETTS, JANUARY 25, 2001 - Spalding Holdings Corporation (the "Company"), the parent of Spalding Sports Worldwide, Inc. ("Spalding"), today reported that its Secured Credit Facility (the "Facility") has been amended. The amendments, which were approved by a majority vote of the banks participating in the Facility on January 24, allow for an additional $35 million of funding, while also easing certain covenant compliance measurements.

The covenant changes are effective as of December 31, 2000, and the additional borrowing capacity is available effective immediately.

Jim Craigie, Spalding's President & CEO, stated: "The additional funding, along with the changes to the debt covenants, should provide Spalding with the financial resources necessary to continue to introduce innovative new products. Several new products - the Apex Edge line of Ben Hogan Irons, the Infusion Basketball with a built-in pump, and the new Strata Tour Ultimate golf ball - will be launched in early 2001 and should lead to increased operating profits for Spalding."

Founded in 1876, Spalding is a leading manufacturer and licensor of branded consumer products serving the golf and sporting goods markets under the SPALDING(R), TOP-FLITE(R), BEN HOGAN(R), ETONIC(R) and DUDLEY(R) brand names. Headquartered in Chicopee, Massachusetts, Spalding markets a broad range of professional quality recreational and athletic goods, including products used in golf, basketball, softball, volleyball, soccer and football.

Certain matters discussed in this press release are forward-looking statements based on the Company's current expectations and estimates as to prospective events which the Company can give no firm assurance. These forward-looking statements are based on management's expectations as of the date hereof, and the Company does not undertake any responsibility to update any of these statements in the future. Actual future performance and results could differ from that contained in or suggested by these forward-looking statements as a result of the factors set forth in filings with the Securities and Exchange Commission. See Spalding Holdings Corporation's cautionary statement relating to forward-looking statements filed with the SEC on Form 8-K on November 7, 2000.

                                                                    EXHIBIT 99.2

                        CREDIT AGREEMENT AMENDMENT NO. 4

         THIS CREDIT AGREEMENT AMENDMENT NO. 4, dated as of January 24, 2001 (this "AMENDMENT"), is made by and among Spalding Holdings Corporation (formerly Evenflo & Spalding Holdings Corporation), a company organized under the laws of Delaware (the "Borrower"), the Lenders (as defined below) and Bank of America, N.A. (formerly Bank of America National Trust & Savings Association) ("BANK OF AMERICA"), as the administrative agent (the "ADMINISTRATIVE AGENT") for the Lenders.

                               W I T N E S S E T H

         WHEREAS, the Borrower, the various financial institutions parties thereto from time to time (collectively, the "LENDERS"), Bank of America, as swing line lender, as fronting lender and as administrative agent for the Lenders, Merrill Lynch Capital Corporation, as documentation agent for the Lenders, and Bank of America (successor in interest to NationsBank N.A. South), as syndication agent for the Lenders, have heretofore entered into that certain Credit Agreement, dated as of September 30, 1996 (as amended by the First Amendment to Credit Agreement, dated as of December 11, 1996, the Second Amendment to Credit Agreement, dated as of March 31, 1998, and the Third Amendment to Credit Agreement, dated as of July 30, 1998, the "EXISTING CREDIT AGREEMENT"); and

         WHEREAS, the Borrower has requested, and the Lenders and the Administrative Agent are willing, subject to the terms and conditions set forth below, to amend the Existing Credit Agreement as provided below (the Existing Credit Agreement, as amended pursuant to the terms of this Amendment, being referred to as the "AMENDED CREDIT AGREEMENT");

         NOW, THEREFORE, in consideration of the premises and the mutual agreements herein contained, the Borrower, the Lenders and the Administrative Agent hereby agree as follows:

                                    ARTICLE I

                                   DEFINITIONS

         SUBPART 1.1. CERTAIN DEFINITIONS. The following terms (whether or not underscored) when used in this Amendment shall have the following meanings (such meanings to be equally applicable to the singular and plural thereof):

         "ADMINISTRATIVE AGENT" is defined in the PREAMBLE hereto.

         "AMENDED CREDIT AGREEMENT" is defined in the SECOND RECITAL hereto.

         "AMENDMENT" is defined in the PREAMBLE hereto.

         "AMENDMENT EFFECTIVE DATE CERTIFICATE" means the amendment effective date certificate executed and delivered by the Borrower pursuant to SUBPART 3.8 hereto, substantially in the form of ANNEX I hereto.

         "BANK OF AMERICA" is defined in the PREAMBLE hereto.

         "BORROWER" is defined in the PREAMBLE hereto.

         "EXISTING CREDIT AGREEMENT" is defined in the FIRST RECITAL hereto.

         "LENDERS" is defined in the FIRST RECITAL hereto.

         "FOURTH AMENDMENT EFFECTIVE DATE" is defined in SUBPART 3.1 hereto.

         SUBPART 1.2. OTHER DEFINITIONS. Terms for which meanings are provided in the Amended Credit Agreement are, unless otherwise defined herein or the context otherwise requires, used in this Amendment with such meanings.

                                   ARTICLE II

                                   AMENDMENTS

         Effective on (and subject to the occurrence of) the Fourth Amendment Effective Date, certain provisions of the Existing Credit Agreement are hereby amended in accordance with this ARTICLE II; except expressly as so amended by this Amendment, the Existing Credit Agreement shall continue in full force and effect in accordance with its terms.

         SUBPART 2.1.  AMENDMENTS TO ARTICLE I OF THE EXISTING CREDIT AGREEMENT.
Article I of the Existing Credit Agreement ("Definitions") is amended in accordance with SUBPARTS 2.1.1 and 2.1.2 hereto.

         SUBPART 2.1.1.  Section 1.1 of the Existing Credit Agreement  ("Certain
Defined   Terms")  is  amended  by  inserting  in  such  Section  the  following definitions in the appropriate alphabetical order:

         "FOURTH AMENDMENT" means the Credit Agreement Amendment No. 4, dated as of January 24, 2001, among the Borrower, the Lenders parties thereto and the Administrative Agent.

         "FOURTH AMENDMENT EFFECTIVE DATE" has the meaning specified in the Fourth Amendment.

         "LIQUIDITY FACILITY" means the Liquidity Facility provided to the Borrower by the Liquidity Facility Lender under Section 2.1(g).

         "LIQUIDITY FACILITY COMMITMENT" has the meaning specified in Section 2.1(g).

         "LIQUIDITY FACILITY COMMITMENT TERMINATION DATE" means the earlier to occur of:

(a)      the Business Day immediately preceding September 30, 2003; and

(b) the date on which the Liquidity Facility Commitment terminates in accordance with the provisions of this Agreement.

         "LIQUIDITY FACILITY LENDER" means Bank of America, and each permitted successor or assign thereof.

         "LIQUIDITY FACILITY LOAN" and "LIQUIDITY FACILITY LOANS" have the respective meanings specified in Section 2.1(g).

         "TRANCHE E TERM COMMITMENT" means the obligation of the Tranche E Term Lender to make a Tranche E Term Loan in the principal amount equal to $20,000,000.

         "TRANCHE E TERM LENDER" means Bank of America, and each permitted successor or assign thereof.

         "TRANCHE E TERM LOAN" has the meaning specified in Section 2.1(f).

         "TRANCHE E TERM MATURITY DATE" means September 30, 2003.
          ----------------------------

         SUBPART 2.1.2. The following definitions in Section 1.1 of the Existing Credit Agreement ("Certain Defined Terms") are amended as follows:

          (a) "Applicable Margin": the definition of "Applicable Margin" is hereby amended and restated in its entirety to read as follows:

               "`APPLICABLE MARGIN' means, with respect to the Revolving Loans, the Tranche A Term Loans, the Tranche E Term Loans, the Liquidity Facility Loans or the Commitment Fee, as of any date, the rate per annum determined pursuant to the following pricing grid (expressed in basis points), subject to the provisions of this definition set forth below:



                                  PRICING GRID

         RATIO OF
    CONSOLIDATED TOTAL
   DEBT TO CONSOLIDATED           EURODOLLAR         BASE RATE       COMMITMENT
          EBITDA                 RATE MARGIN          MARGIN            FEE
-----------------------          -----------        ----------       ----------

         x > 6.0 .......            300.0              200.0            75.0
------------------------            -----              -----            ----

   x <= 6.0, but > 5.5 .            275.0              175.0            67.5
------------------------            -----              -----            ----

   x <= 5.5, but > 5.0 .            250.0              150.0            62.5
------------------------            -----              -----            ----

   x <= 5.0, but > 4.5 .            212.5              112.5            62.5
------------------------            -----              -----            ----

   x <= 4.5, but > 4.0 .            187.5               87.5            60.0
------------------------            -----              -----            ----

   x <= 4.0, but > 3.5 .            162.5               62.5            55.0
------------------------            -----              -----            ----

   x <= 3.5, but > 3.0 .            137.5               50.0            50.0
------------------------            -----              -----            ----

        x <= 3.0 .......            112.5               50.0            45.0
------------------------            -----              -----            ----



                  The  Applicable  Margin for Tranche B Term Loans shall be: (i)
              for so long as the ratio of Consolidated Total Debt to Consolidated EBITDA is greater than 6.0:1.0: 3.50% for Eurodollar Loans and 2.50% for Base Rate Loans, and (ii) for so long as the ratio of Consolidated Total Debt to Consolidated EBITDA is less than or equal to 6.0:1.0: 3.25% for Eurodollar Loans and 2.25% for Base Rate Loans.

                  The  Applicable  Margin for Tranche C Term Loans shall be: (i)
              for so long as the ratio of Consolidated Total Debt to Consolidated EBITDA is greater than 6.0:1.0: 4.00% for Eurodollar Loans and 3.00% for Base Rate Loans, and (ii) for so long as the ratio of Consolidated Total Debt to Consolidated EBITDA is less than or equal to 6.0:1.0: 3.75% for Eurodollar Loans and 2.75% for Base Rate Loans.

                  The  Applicable  Margin for Tranche D Term Loans shall be: (i)
              for so long as the ratio of Consolidated Total Debt to Consolidated EBITDA is greater than 6.0:1.0: 4.50% for Eurodollar Loans and 3.50% for Base Rate Loans, and (ii) for so long as the ratio of Consolidated Total Debt to Consolidated EBITDA is less than or equal to 6.0:1.0: 4.25% for Eurodollar Loans and 3.25% for Base Rate Loans.

                  The Applicable Margin for Tranche A Term Loans, Tranche E Term
              Loans, Revolving Loans, Liquidity Facility Loans and the Commitment Fee (other than for the unused portion of the Liquidity Facility Commitment, which shall not be entitled to a Commitment
              Fee), shall be determined pursuant to the Pricing Grid above at such time. As set forth in the Pricing Grid, "x" refers to the ratio of Consolidated Total Debt to Consolidated EBITDA. For the purposes of determining the Applicable Margin with respect to any Loan, the ratio of Consolidated Total Debt to Consolidated EBITDA shall be determined (x) from and after the effective date hereof to the date of the Compliance Certificate referred to in clause
              (y), based on the highest such level set forth above with respect to each Loan, and (y) on and after the date of delivery of the Compliance Certificate delivered pursuant to clause (b) of Section 7.2, based upon such certificate, and shall remain in effect until such time as the next Compliance Certificate shall be delivered (and, at such time, the Applicable Margin shall change based on such next Compliance Certificate); PROVIDED, HOWEVER, that, if (i) any such Compliance Certificate is not delivered to the Administrative Agent on or prior to the date required pursuant to clause (b) of Section 7.2 and (ii) such Compliance Certificate indicates a ratio of Consolidated Total Debt to Consolidated EBITDA that would result in an Applicable Margin that is greater than the Applicable Margin then in effect, then (A) such greater Applicable Margin shall be deemed to be in effect for all purposes of this Agreement from the date such Compliance Certificate was required to be delivered to the Administrative Agent pursuant to clause (b) of Section 7.2 and (B) in furtherance of the other terms of this proviso, if the Borrower shall have made any payment in respect of interest or fees during the period from the date such Compliance Certificate was required to be delivered to the actual date of delivery of such Compliance Certificate, then the Borrower shall pay in the form of a supplemental payment of interest and/or fees, an amount that equal the difference between the amount of interest and/or fees that would otherwise have been paid determined as if such Compliance Certificate was delivered on the date such Compliance Certificate was required to be delivered and the amount of such interest and/or fees so paid, which supplemental payment of interest and/or fees shall be due and payable on the actual date of delivery of such Compliance Certificate."

          (b) "Consolidated EBITDA": subclauses(viii),(ix) and (x) of clause (b) are hereby amended and restated as subclauses (viii) and (ix) as follows:

              "(viii) the  amount  of  any  restructuring   charge  or  reserve;
                      PROVIDED, that for any computation of such amount with respect to a Test Period ending on or after December 31, 2000, the maximum aggregate amount of any such restructuring charge or reserve shall be limited to $5,000,000 for any such Test Period";

              "(ix) non-cash and non-recurring charges; PROVIDED, that for any computation of such amount with respect to (i) the period between December 31, 2000 and December 31, 2001, such charges shall be limited to only those charges relating to the execution of the Fourth Amendment and those charges relating to the write-off of intangibles and fixed assets, and (ii) the period following December 31, 2001, such charges shall be limited solely to those charges relating to the write-off of intangibles and fixed assets."

          (c) "Designated Consolidated EBITDA": subclauses (vi) and (vii) of clause (b) are hereby amended and restated as subclause (vi) as follows:

              "(vi) the  non-cash  and cash  portions  of any  non-recurring  or restructuring (or other) charge or reserve; PROVIDED, that for any computation of such amount with respect to a Test Period ending on or after December 31, 2000, the amount of any such non-recurring or restructuring (or other) charge or reserve shall be attributable to only those charges relating to the write-off of intangibles and fixed assets and in no event shall exceed $6,000,000 for any such Test Period."

          (d) "Designated  Performance  Trigger  Event":   the   definition   of
              "Designated Performance Trigger Event" is hereby amended by deleting the ratio "5.50:1.00" and inserting in replacement thereof "4.00:1.00."

          (e) "Facilities": the definition of "Facilities" is hereby amended and restated in its entirety to read as follows:

                  "`FACILITIES' means the credit facilities hereunder, I.E., the facility to provide Revolving Loans, Acceptances and Letters of Credit, the facility to provide Liquidity Facility Loans, the facility to provide Tranche A Term Loans, the facility to provide Tranche B Term Loans, the facility to provide Tranche C Term Loans, the facility to provide Tranche D Term Loans and the facility to provide Tranche E Term Loans."

          (f) "Majority Lenders": the definition of "Majority Lenders" is hereby amended and restated in its entirety to read as follows:

                  "MAJORITY LENDERS" means, at any time,  Non-Defaulting Lenders having or holding (a) at least 51% of the sum of (i) the aggregate principal amount of the Tranche A Term Loans, Tranche B Term Loans, Tranche C Term Loans and Tranche D Term Loans (excluding Tranche A Term Loans, Tranche B Term Loans, Tranche C Term Loans and Tranche D Term Loans held by Defaulting Lenders) outstanding at that time and (ii) the aggregate Revolving Commitments at such time (excluding Revolving Commitments of Defaulting Lenders) or
              (b) if the Revolving Commitments shall have been terminated or expire or for purposes of acceleration pursuant to clause (b) of
              Section 9.2, at least 51% of the aggregate principal amount of the Tranche A Term Loans, Tranche B Term Loans, Tranche C Term Loans, Tranche D Term Loans, Revolving Loans, Swingline Loans and Special Facility Obligations outstanding at such time (excluding the Tranche A Term Loans, Tranche B Term Loans, Tranche C Term Loans, Tranche D Term Loans, Revolving Loans, Swingline Loans and Special Facility Obligations held by the Defaulting Lenders)."

          (g) "Lender" and "Lenders": the definitions of "Lender" and "Lenders" are hereby amended and restated in their entirety to read as follows:

                  "`LENDER'  and  `LENDERS'  have the meaning  specified  in the
              PREAMBLE hereto, including each financial institution identified on SCHEDULE 2.1 and each permitted successor or assign thereof. References to the `LENDERS' shall include BofA, including in its capacity as Swing Line Lender, Fronting Lender, Liquidity Facility Lender and Tranche E Term Lender, but not in its capacity as Administrative Agent; for purposes of classification only, to the extent that BofA may have any rights or obligations in addition to those of the Lenders due to its status as Swing Line Lender, Fronting Lender, Liquidity Facility Lender, Tranche E Term Lender or Administrative Agent, its status as such will be specifically referenced."

          (h) "Term Commitments": the definition of "Term Commitments" is hereby amended and restated in its entirety to read as follows:

                  "`TERM  COMMITMENTS'  means,  collectively,  (a) the Tranche A
              Term Commitment, (b) the Tranche B Term Commitment, (c) the Tranche C Term Commitment, (d) the Tranche D Term Commitment, and
              (e) the Tranche E Term Commitment."

          (i) "Term Loan": the definition of "Term Loan" is hereby amended and restated in its entirety to read as follows:

              "`TERM LOAN' means a Tranche A Term Loan, a Tranche B Term Loan, a Tranche C Term Loan, a Tranche D Term Loan or a Tranche E Term Loan; collectively, the `TERM LOANS.'"

          (j) "Total Percentage": the definition of "Total Percentage" is hereby amended and restated in its entirety to read as follows:

              "`TOTAL  PERCENTAGE'  means as to any Lender,  the percentage that
              (a) the sum of (i) the aggregate principal amount of all Term Loans held by such Lender, (ii) the amount of such Lender's Revolving Commitment (or, after termination or expiration of the Revolving Commitments, the outstanding principal amount of such Lender's Revolving Loans and Special Facility Obligations) and
              (iii) the amount of such Lender's Liquidity Facility Commitment (or, after termination or expiration of the Liquidity Facility
              Commitment, the outstanding principal amount of such Lender's Liquidity Facility Loans) is of (b) the sum of (i) the aggregate principal amount of all Term Loans, (ii) the aggregate amount of all Revolving Commitments (or, after termination or expiration of the Revolving Commitments, the outstanding principal amount of all Revolving Loans and Special Facility Obligations) and (iii) the aggregate amount of the Liquidity Facility Commitment (or, after termination or expiration of the Liquidity Facility Commitment, the outstanding principal amount of all Liquidity Facility Loans."

         SUBPART 2.2. AMENDMENTS TO ARTICLE II OF THE EXISTING CREDIT AGREEMENT.
Article II of the Existing Credit Agreement ("The Credits") is amended in accordance with SUBPARTS 2.2.1 through 2.2.6 hereto.

         SUBPART 2.2.1. Section 2.1 of the Existing Credit Agreement ("Amounts and Terms of Commitments") is hereby amended as follows.

          (a) a new clause (f) is added as follows:

              "(f) THE TRANCHE E TERM CREDIT. The Tranche E Term Lender agrees, on the terms and conditions set forth herein, to make a single loan to the Borrower (such loan, the "TRANCHE E TERM LOAN") on the Fourth Amendment Effective Date in a principal amount not to exceed the Tranche E Term Commitment. Amounts borrowed as Tranche E Term Loans that are repaid or prepaid by the Borrower may not be reborrowed. In the event that (i) the ratio of Consolidated Total Debt to Consolidated EBITDA is equal to or less than 4.0:1.0, (ii) no Event of Default or payment Default has occurred and is then continuing and
                    (iii) the Compliance Certificate shall have been delivered pursuant to clause (b) of Section 7.2, then the Tranche E Term Lender shall have the right to request that the Borrower convert the Tranche E Term Loan to an equivalent amount of debt under the Liquidity Facility."

          (b) a new clause (g) is added as follows:

              "(g) THE LIQUIDITY FACILITY. The Liquidity Facility Lender agrees, on the terms and conditions set forth herein, to make loans to the Borrower (each such loan, a "LIQUIDITY FACILITY LOAN"; collectively, the "LIQUIDITY FACILITY LOANS") from time to time on any Business Day during the period from the Fourth Amendment Effective Date to the Liquidity Facility Commitment Termination Date in an
                    aggregate amount not to exceed $15,000,000 at any time outstanding (the "LIQUIDITY FACILITY COMMITMENT"); PROVIDED, HOWEVER, that the aggregate amount of outstanding Liquidity Facility Loans may exceed $15,000,000 in the event of a conversion of Tranche E Term Loans in accordance with
                    Section 2.1(f), PROVIDED, that the amount of the Liquidity Facility Commitment immediately following the conversion shall not exceed the sum of (i) the Liquidity Facility Commitment immediately prior to the conversion and (ii) the principal amount of the Tranche E Term Loan so converted. Within the limits of the Liquidity Facility Commitment, and subject to the other terms and conditions hereof, the Borrower may borrow under this SECTION 2.1(G), prepay under
                    Section  2.7 and  reborrow  from  time to  time  under  this
                    SECTION 2.1(G). Notwithstanding anything to the contrary contained in this Agreement or the Loan Documents, the Borrower shall not terminate or permanently reduce the Liquidity Facility Commitment without the consent of the Administrative Agent and the Majority Lenders."

          (c) the previously existing clause (f) is relettered as "clause (h)."

         SUBPART 2.2.2. Section 2.3 of the Existing Credit Agreement ("Procedure for Borrowing") is hereby amended as follows:

          (a) subclause (A) of clause (a) thereof is amended by inserting the words"and Liquidity Facility Loans" following the words "Revolving Loans" therein; and
          (b) subclause (i) of clause (c) thereof is amended by deleting the words "Term Loans or Revolving Loans" therein and inserting in replacement thereof "Term Loans, Revolving Loans or Liquidity Facility Loans".

         SUBPART   2.2.3.   Section  2.4  of  the  Existing   Credit   Agreement
("Conversion and Continuation Elections") is hereby amended as follows:

          (a) subclause(i) of clause (a) thereof is amended by inserting the words "and Liquidity Facility Loans" following the words "Revolving Loans" therein; and
          (b) subclause (ii) of clause (a) is amended by inserting the words "and Liquidity Facility Loans" following the words "Revolving Loans" therein.

         SUBPART 2.2.4. Section 2.7 of the Existing Credit Agreement ("Optional Prepayments") is hereby amended and restated in its entirety to read as follows:

                  "2.7. OPTIONAL PREPAYMENTS. (a) Subject to Section 4.4, the Borrower may, at any time or from time to time, upon prior irrevocable written notice to the Administrative Agent by 11:00 a.m. (New York City
         time) one Business Day in advance (or, in the case of Swing Line Loans, the same Business Day), prepay Revolving Loans, Term Loans (other than the Tranche E Term Loan), Swing Line Loans, Special Facility Obligations or Liquidity Facility Loans, in whole or in part, in minimum amounts of $500,000 or any multiple of $100,000 in excess thereof. Such notice of prepayment shall specify the date and amount of such prepayment, the Type(s) of Loans or types of Special Facility Obligations to be prepaid and whether the Loans are Tranche A Term
         Loans, Tranche B Term Loans, Tranche C Term Loans, Tranche D Term Loans, Revolving Loans or Liquidity Facility Loans; PROVIDED, that, at the Borrower's option, exercised in writing to the Administrative Agent at least one Business Day before any such prepayment is to be distributed, such prepayment shall not be applied to any Loan of a Defaulting Lender, but shall be re-allocated ratably to the Loans of the Non-Defaulting Lenders. The Administrative Agent will promptly notify each Lender of its receipt of any such notice, and of such Lender's Pro Rata Share of such prepayment. If such notice is given by the Borrower, the Borrower shall make such prepayment and the payment amount specified in such notice shall be due and payable on the date specified therein, together with accrued interest to each such date on the amount prepaid and any amounts required pursuant to Section 4.4. Optional prepayments of Term Loans shall be applied to the installments of the Term Loans in the amount and in the order the Borrower shall direct.

                  (b) The Tranche E Term Loan will in no event be prepaid by the Borrower (whether under this SECTION 2.7 or otherwise)."

         SUBPART 2.2.5. Section 2.8 of the Existing Credit Agreement ("Mandatory Prepayments of Loans") is hereby amended as follows:

        (a) clause (a) thereof is hereby amended by adding the following at the end thereof:

                  "From and after the Fourth Amendment Effective Date, in the event that the Net Disposition Proceeds of (i) any single Current Disposition (other than a Disposition permitted pursuant to clause (a),
         (b) or (c) of Section  8.2)  shall  equal or exceed  $50,000,  then the
         Borrower or such Restricted Subsidiary shall, concurrently with the receipt of the Net Disposition Proceeds of the Current Disposition, apply 100% of the Net Disposition Proceeds of the Current Disposition in accordance with clause (f), (ii) all prior Dispositions as to which a prepayment has not yet been made under this CLAUSE (A) shall equal or exceed $100,000 in the aggregate in one Fiscal Quarter, then the Borrower or such Restricted Subsidiary shall immediately apply 100% of the Net Disposition Proceeds of all such prior Dispositions in accordance with clause (f), and (iii) all prior Dispositions as to which a prepayment has not yet been made under this CLAUSE (A) shall not equal or exceed $100,000 in the aggregate in one Fiscal Quarter, then the Borrower or such Restricted Subsidiary shall, within seven calendar days of the end of such Fiscal Quarter, apply 100% of the Net Disposition Proceeds of all such prior Dispositions in accordance with clause (f); PROVIDED, HOWEVER, if but only if, (x) the Designated Performance Trigger Event has occurred, (y) no Event of Default or payment Default has occurred and is then continuing and (z) a Designated Performance Trigger Certificate duly executed by a Responsible Officer has been furnished to the Administrative Agent, then if the Borrower or any Restricted Subsidiary shall at any time thereafter make a Disposition (other than a Disposition permitted pursuant to clause (a), (b) or (c) of Section 8.2), then (1) the Borrower or such Restricted Subsidiary may, within 360 days after the receipt by the Borrower or such Restricted Subsidiary of the Net Disposition Proceeds of such Disposition, (A) reinvest up to 100% of such Disposition Proceeds in the business described in Section 7.13 (including, subject to the provisions of clause (h) of Section 8.3, making Acquisitions in such businesses), unless at the time of such reinvestment an Event of Default or payment Default has occurred and is then continuing (except in the case where the Borrower or such Restricted Subsidiary is subject to a definitive agreement that has been duly and fully executed at a time when no Event of Default or payment Default existed and pursuant to which it is obligated to use such Net Disposition Proceeds for a purpose permitted by this proviso),
         (B) prepay the Term Loans within such 360-day period in an amount equal to such Net Disposition Proceeds (or a portion thereof) or (C) retain the amount of such Net Disposition Proceeds not so applied pending such application and (2) to the extent that such Net Disposition Proceeds are not so applied during such 360-day period, the Borrower shall prepay the Term Loans on the Business day immediately succeeding the last day of such 360-day period in an aggregate amount equal to the portion of such Net Disposition Proceeds not so applied."

        (b) clause (f) thereof is hereby amended and restated in its entirety to read as follows:

                  "(f) APPLICATION OF PROCEEDS.  Any prepayment made pursuant to clauses (a), (b), (c) and (d) of this SECTION 2.8 shall be applied FIRST, to prepay the Tranche A, B, C and D Term Loans, allocated among the Tranche A, B, C and D Term Loans as follows: (i) first, to the next two scheduled and unpaid principal installments of the Tranche A Term Loans (and any Tranche B Term Loan, Tranche C Term Loan and Tranche D Term Loan installments payable on or before such installment payment dates) in direct order of maturities, and
              (ii) second, to the remaining installments of the Tranche A, B, C and D Term Loans pro rata, and in each case, related interest on the Tranche A, B, C and D Term Loans, SECOND, to prepay Revolving Loans and reduce the related Revolving Commitment, THIRD, to pay any other Obligations owing at such time by the Borrower and any other Obligor to any Lender or Indemnified Person other than a Liquidity Facility Lender or Tranche E Term Lender, FOURTH, to prepay the Liquidity Facility Loans and reduce outstandings under each Liquidity Facility Lender's Liquidity Facility Commitment pro rata, and FIFTH, to prepay the Tranche E Term Loan and any related interest thereon."

         SUBPART   2.2.6.   Section  2.9  of  the  Existing   Credit   Agreement
("Repayment") is hereby amended as follows:

        (a) a new clause (f) is added as follows:

            "(f) THE TRANCHE E TERM CREDIT. The Borrower shall repay the Tranche
                 E Term Loan on the date and in the amount set forth below:

                        DATE                                    AMOUNT

                 SEPTEMBER 30, 2003                           $20,000,000
                                                              -----------

                                                     Total:   $20,000,000."

        (b)  a new clause (g) is added as follows:

              "(g) THE LIQUIDITY FACILITY. The Borrower shall repay to the Liquidity Facility Lender on the Liquidity Facility Commitment Termination Date the aggregate principal of the Liquidity Facility Loans outstanding on such date."

        (c)  the previously existing clause (f) is relettered as "clause (h)."

         SUBPART 2.3 AMENDMENTS TO ARTICLE VII OF THE EXISTING CREDIT AGREEMENT.
Article VII of the Existing Credit Agreement ("Affirmative Covenants") is amended in accordance with SUBPART 2.3.1.

         SUBPART 2.3.1. Section 7.15 of the Existing Credit Agreement ("Real Estate") is hereby amended by adding the following at the end thereof:

         "Within 90 days after the Fourth Amendment Effective Date, the Borrower shall cause to be delivered a duly executed Mortgage (together with any other documents and instruments as may be reasonably requested by the Administrative Agent), which shall create a valid and perfected first priority lien on, and security interest in, that certain real property located in Chicopee, Massachusetts and Gloversville, New York and such other material real property as may be reasonably requested by the Administrative Agent, accompanied by appropriate legal opinions of outside counsel to the Borrower in respect of such collateral and appropriate title insurance, in each case, reasonably satisfactory in form and substance to the Administrative Agent, all at the Borrower's expense."

         SUBPART  2.4  AMENDMENTS  TO  ARTICLE  VIII  OF  THE  EXISTING   CREDIT
AGREEMENT. Article VIII of the Existing Credit Agreement ("Negative Covenants") is amended in accordance with SUBPARTS 2.4.1 through 2.4.7.

         SUBPART   2.4.1.   Section  8.1  of  the  Existing   Credit   Agreement
("Limitation on Liens") is hereby amended as follows:

        (a) clause (q) thereof is amended by deleting the Dollar amount "$18,500,000" and inserting in replacement thereof "$1,000,000";

        (b) clause (r) thereof is amended by deleting the Dollar amount "$20,000,000" and inserting in replacement thereof "$5,000,000"; and

        (c) clause (t) thereof is amended by deleting the Dollar amount "$50,000,000" and inserting in replacement thereof "$10,000,000".

         SUBPART   2.4.2.   Section  8.2  of  the  Existing   Credit   Agreement
("Consolidations and Mergers; Sales of Assets") is amended as follows:

       (a) subclause (ii) of the proviso to clause (c) thereof is amended by deleting the Dollar amount "$75,000,000" and inserting in replacement thereof "$10,000,000";

       (b) subclause (iii) of the  proviso to clause (d)  thereof is amended by:
           (i) deleting the phrase "the Third Amendment Effective Date" and inserting in replacement thereof the date "December 31, 2000" and
           (ii) deleting the phrase "the excess, if any, of $250,000,000 OVER the Evenflo Stock Purchase Proceeds Amount (as defined in the Third Amendment)" and inserting in replacement thereof the Dollar amount "$50,000,000".

         SUBPART 2.4.3. Section 8.3 of the Existing Credit Agreement ("Loans, Acquisitions and Investments") is amended as follows:

        (a) clause (h) thereof is amended and restated in its entirety to read as follows:

              "(h) Investments by the Borrower or any Subsidiary constituting an Acquisition that has been approved in writing by the Majority Lenders (any such Acquisition so approved, a "Permitted Acquisition")."

         SUBPART   2.4.4.   Section  8.4  of  the  Existing   Credit   Agreement
("Limitation on Indebtedness") is amended as follows:

        (a) subclause (ii) of the  proviso  to clause (d)  thereof is amended by
            deleting   the   Dollar  amount  "$50,000,000"   and   inserting  in
            replacement  thereof "$10,000,000";

        (b) clause (g)  thereof  is  amended  by  deleting   the  Dollar  amount
            "$75,000,000" and inserting in replacement thereof "$10,000,000";

        (c) subclause (i) of clause (j) thereof is amended by deleting the proviso thereto that reads "PROVIDED that the aggregate principal amount of Indebtedness incurred pursuant to this clause (j) and pursuant to clause (i) of Section 8.4 immediately above shall not exceed $225,000,000 in the aggregate at any time outstanding"; and

        (d) clause (L) thereof is amended by adding the word "unsecured" after the word "additional."

         SUBPART   2.4.5.   Section  8.5  of  the  Existing   Credit   Agreement
("Restricted Payments") is amended as follows:

        (a) clause (e) thereof is amended and restated in its entirety to read as follows:

              "(e) repurchase shares of its capital stock (together with options or warrants in respect of any thereof) held by the officers, directors and employees of the Borrower (other than any Affiliate of Abarco and its successors and assigns), so long as such repurchase is pursuant to, and in accordance with the terms of, management and/or employee stock plans, stock subscription agreements or shareholder agreement together with such other management and/or employee stock plans, stock subscription agreements or shareholder agreements having comparable stock repurchase terms; PROVIDED that the aggregate amount paid by the Borrower as consideration for any such repurchase under this CLAUSE (E) shall not exceed $2,000,000."

        (b) the provision set forth in clause (f) thereof is deleted in its entirety and replaced with the word "Reserved."

         SUBPART 2.4.6. Section 8.6 of the Existing Credit Agreement ("Financial Covenants") is amended as follows:

        (a) the table appearing in clause (a) thereof is amended by (i) deleting the line beginning "December 31, 2000" appearing therein and (ii) deleting the portion of such table appearing after such line and replacing it with the following table:

                     DATE                                      RATIO
                     ----                                      -----
              December 31, 2000                              1.00:1.00
              March 31, 2001                                 0.95:1.00
              June 30, 2001                                  0.95:1.00
              September 30, 2001                             1.00:1.00
              December 31, 2001                              1.00:1.00
              March 31, 2002                                 1.00:1.00
              June 30, 2002                                  1.05:1.00
              September 30, 2002                             1.05:1.00
              December 31, 2002                              1.10:1.00
              March 31, 2003                                 1.10:1.00
              June 30, 2003                                  1.10:1.00
              September 30, 2003                             1.15:1.00
              December 31, 2003                              1.15:1.00
              March 31, 2004                                 1.15:1.00
              June 30, 2004                                  1.20:1.00
              September 30, 2004                             1.25:1.00
              December 31, 2004                              1.25:1.00


        (b) the table appearing in clause (b) thereof is amended by (i) deleting the line beginning "December 31, 2000" appearing therein and (ii) deleting the portion of such table appearing after such line and replacing it with the following table:

                     DATE                                      RATIO
                     ----                                      -----
              December 31, 2000                              0.95:1.00
              March 31, 2001                                 0.90:1.00
              June 30, 2001                                  0.90:1.00
              September 30, 2001                             0.95:1.00
              December 31, 2001                              1.00:1.00
              March 31, 2002                                 1.00:1.00
              June 30, 2002                                  1.05:1.00
              September 30, 2002                             1.05:1.00
              December 31, 2002                              1.10:1.00
              March 31, 2003                                 1.10:1.00
              June 30, 2003                                  1.10:1.00
              September 30, 2003                             1.00:1.00
              December 31, 2003                              1.00:1.00
              March 31, 2004                                 1.00:1.00
              June 30, 2004                                  1.00:1.00
              September 30, 2004                             1.00:1.00
              December 31, 2004                              1.00:1.00


        (c) the table appearing in clause (c) thereof is amended by (i) deleting the line beginning "December 31, 2000" appearing therein and (ii) deleting the portion of such table appearing after such line and replacing it with the following table:

                     DATE                                      RATIO
                     ----                                      -----
              December 31, 2000                              6.25:1.00
              March 31, 2001                                 6.50:1.00
              June 30, 2001                                  6.50:1.00
              September 30, 2001                             6.00:1.00
              December 31, 2001                              5.75:1.00
              March 31, 2002                                 5.75:1.00
              June 30, 2002                                  5.75:1.00
              September 30, 2002                             5.50:1.00
              December 31, 2002                              5.50:1.00
              March 31, 2003                                 5.50:1.00
              June 30, 2003                                  5.25:1.00
              September 30, 2003                             5.25:1.00
              December 31, 2003                              5.00:1.00
              March 31, 2004                                 5.00:1.00
              June 30, 2004                                  4.50:1.00
              September 30, 2004                             4.50:1.00
              December 31, 2004                              4.25:1.00


         SUBPART 2.4.7. Section 8.7 of the Existing Credit Agreement ("Capital Expenditures") is amended as follows:

        (a) clause (a) thereof is amended by (i) inserting the words "Prior to the Fourth Amendment Effective Date," at the beginning thereof, and (ii) adding the following at the end thereof:

              "From and after the Fourth Amendment Effective Date, the Borrower shall not, and shall not permit any of its Restricted Subsidiaries to, make any Capital Expenditures that would cause the aggregate amount of all Capital Expenditures made by the Borrower and its Restricted Subsidiaries in any Fiscal Year to exceed an amount equal to the greater of (x) $15,000,000 or (y) the lesser of (i) the amount by which Consolidated EBITDA for the immediately preceding Fiscal Year exceeds Consolidated Interest Expense for the immediately preceding Fiscal Year or (ii) an amount equal to 5% of the consolidated net sales of the Borrower and its Restricted Subsidiaries for the immediately preceding Fiscal Year."

         SUBPART 2.5. AMENDMENTS TO ARTICLE XI OF THE EXISTING CREDIT AGREEMENT.
Article XI of the Existing Credit Agreement ("Miscellaneous") is amended in accordance with SUBPART 2.5.1.

         SUBPART 2.5.1. Clause (a) of Section 11.1 of the Existing Credit Agreement ("Amendments and Waivers") is amended by inserting before the semicolon at the end of such Section 11.1(a) the following:

              ", or (vii) amend or modify the provisions solely relating to the Tranche E Term Loan or the Tranche E Term Lender or the Liquidity Facility Loans or the Liquidity Facility Lender set forth in
              ARTICLE II of the Amended Credit Agreement without the consent of the Tranche E Term Lender or the Liquidity Facility Lender, as the case may be."

ARTICLE III

                           CONDITIONS TO EFFECTIVENESS

         SUBPART 3.1. FOURTH AMENDMENT EFFECTIVE DATE. This Amendment, and the amendments and modifications contained herein, shall be and become effective on the date (the "FOURTH AMENDMENT EFFECTIVE DATE") when each of the conditions set forth in this ARTICLE III and shall have been fulfilled to the satisfaction of the Administrative Agent.

         SUBPART 3.2. EXECUTION OF COUNTERPARTS. The Administrative Agent shall have received counterparts of this Amendment, duly executed and delivered on behalf of the Borrower and each of the Majority Lenders.

         SUBPART 3.3. RESOLUTIONS; INCUMBENCY. The Administrative Agent shall have received (i) copies of the resolutions of the board of directors of the Borrower authorizing the execution, delivery and performance of this Amendment, each other Loan Document to be delivered by the Borrower in connection herewith and the transactions contemplated hereby and thereby, certified as of the Fourth Amendment Effective Date by the Secretary or an Assistant Secretary of the Borrower, together with a certificate of the Secretary or Assistant Secretary of the Borrower dated the Fourth Amendment Effective Date, certifying the names and true signatures of the officers of the Borrower authorized to execute, deliver and perform, as applicable, this Amendment, and such other Loan Documents to be delivered by it in connection herewith; and (ii) copies of the resolutions of the board of directors of each Subsidiary authorizing the delivery, execution and performance by such Subsidiary of the Loan Documents to be delivered by it in connection herewith, certified as of the Fourth Amendment Effective Date by the Secretary or an Assistant Secretary of such Subsidiary, together with a certificate of the Secretary or an Assistant Secretary of such Subsidiary dated the Fourth Amendment Effective Date, certifying the names and true signatures of the officers of such Subsidiary authorized to execute, deliver and perform the Loan Documents.

         SUBPART 3.4. ORGANIZATION DOCUMENTS. The Administrative Agent shall have received the articles or certificate of incorporation and the bylaws of each of Obligors for which such documents have not previously been delivered and certified, in each case, as in effect on the Fourth Amendment Effective Date, certified by the Secretary or Assistant Secretary of such Person as of the Fourth Amendment Effective Date, together with a certification that any documents that were previously delivered are in full force and effect and have not, since the date of such delivery, been amended.

         SUBPART 3.5. APPROVALS. All necessary material governmental, shareholders' and third-party approvals in connection with the execution, delivery and performance of this Amendment and the other Loan Documents delivered in connection herewith.

         SUBPART 3.6. OTHER LOAN DOCUMENTS. The Administrative Agent shall have received an affirmation and consent by each of the Guarantors.

         SUBPART 3.7. FILINGS. All UCC and intellectual property filings (including foreign intellectual property filings) necessary or, in the opinion of the Administrative Agent, desirable to perfect and/or to maintain the perfection of the Liens (as defined in the Loan Documents) provided for in the Loan Documents shall have been executed by the Borrower and each applicable
Subsidiary and delivered to the Administrative Agent for filing at the Borrower's expense.

         SUBPART 3.8. AMENDMENT EFFECTIVE DATE CERTIFICATE. The Administrative Agent shall have received, with counterparts for each Agent, the Amendment Effective Date Certificate, dated the Fourth Amendment Effective Date and duly executed and delivered by a Responsible Officer of the Borrower, in which certificate the Borrower shall agree and acknowledge that the statements made therein shall be deemed to be true and correct (in all material respects) representations and warranties of the Borrower made as of such date, and, at the time each such certificate is delivered, such statements shall in fact be true and correct.

         SUBPART 3.9. LEGAL OPINIONS. The Administrative Agent shall have received a favorable legal opinion of (i) Simpson, Thacher & Bartlett, special counsel to the Obligors and (ii) the General Counsel to the Borrower, in each case, addressed to the Administrative Agent and the Lenders and dated the Fourth Amendment Effective Date, substantially in the forms of ANNEX A-1 and ANNEX A-2, respectively.

         SUBPART 3.10. AMENDMENT FEE. The Administrative Agent shall have received, for the benefit of each Lender actually approving this Fourth Amendment by duly executing the signature pages hereto on or prior to Wednesday, January 24, 2001 by 5:00 p.m., Eastern Standard Time, an amendment fee equal to 0.25% of the sum of such Lender's outstanding Term Loans and Revolving Commitment (whether used or unused on such date).

         SUBPART 3.11. ARRANGEMENT FEE. The Administrative Agent shall have received the Arrangement Fee required to be paid to it in accordance with the Side Letter, dated as of January 17, 2001, on or prior to the Fourth Amendment Effective Date.

         SUBPART 3.12. FEES AND EXPENSES. The Administrative Agent shall have received all expenses due and payable pursuant to SUBPART 5.5 hereto (to the extent then invoiced) and pursuant to the Existing Credit Agreement (including all previously invoiced fees and expenses).

ARTICLE IV

                         REPRESENTATIONS AND WARRANTIES

         SUBPART 4.1. REPRESENTATIONS AND WARRANTIES. In order to induce the Lenders and the Administrative Agent to enter into this Amendment, the Borrower hereby represents and warrants to each Agent and each Lender, as of the date hereof, as follows:

        (a) the representations and warranties contained in Article VI of the Existing Credit Agreement (after giving effect to the amendments set forth herein) and in each of the other Loan Documents are true and correct in all material respects on and as of such date, as though made on and as of such date (except to the extent that such representations and warranties expressly refer to an earlier date, in which case they shall be true and correct in all material respects as of such earlier date);

        (b) no Default or Event of Default exists or would result from the amendments or modifications set forth in ARTICLE II or the other transactions contemplated hereby after giving effect to the amendments set forth herein;

        (c) except as disclosed in writing to the Lenders on January 10, 2001 or as disclosed in the financial statements most recently delivered to the Lenders, no Material Adverse Change has occurred since September 30, 2000 and no material adverse change has occurred since September 30, 2000 with respect to the business, assets, operations, results of operations, condition (financial or otherwise) or prospects of the Borrower or the Borrower and its Subsidiaries, taken as a whole; and

        (d) neither the Borrower nor any of its Subsidiaries is subject to any material litigation or governmental proceeding with respect to the transactions contemplated hereby and no injunction or restraining order exists with respect to such transactions.

         SUBPART 4.2. FULL DISCLOSURE. (a) All factual information (taken as a whole) heretofore or contemporaneously furnished by or on behalf of the Borrower or any of its Subsidiaries in writing to any Agent and/or any Lender on or before the Fourth Amendment Effective Date (including all information contained herein and in the other Loan Documents delivered in connection herewith) for purposes of or in connection with this Amendment or any transactions contemplated herein is true and complete in all material respects on the date as of which such information is dated or certified and not incomplete by omitting to state any material fact necessary to make such information (taken as a whole) not misleading at such time in light of the circumstances under which such information was provided, it being understood and agreed that for purposes of this CLAUSE (A), such factual information shall not include projections and pro forma financial information.

         (b) The projections and pro forma financial information contained in the factual information referred to in CLAUSE (A) above were or are based on good faith estimates and assumptions believed to be reasonable at the time made, it being recognized by the Lenders that such projections as to future events are not to be viewed as facts and that actual results during the period or periods covered by any such projections may differ significantly from the projected results.

ARTICLE V

                                  MISCELLANEOUS

         SUBPART 5.1. FULL FORCE AND EFFECT; LIMITED AMENDMENT. Except as expressly amended hereby, all of the representations, warranties, terms, covenants, conditions and other provisions of the Existing Credit Agreement and the other Loan Documents shall remain unamended and unwaived and shall continue to be, and shall remain, in full force and effect in accordance with their respective terms. The amendments set forth herein shall be limited precisely as provided for herein to the provisions expressly amended herein and shall not be deemed to be an amendment to, consent to or modification of any other term or provision of the Existing Credit Agreement, any other Loan Document referred to therein or herein or of any transaction or further or future action on the part of the Borrower or any other Obligor that would require the consent of the Lenders under the Existing Credit Agreement or any of the other Loan Documents.

         SUBPART 5.2. LOAN DOCUMENT PURSUANT TO EXISTING CREDIT AGREEMENT. This Amendment is a Loan Document executed pursuant to the Existing Credit Agreement and shall be construed, administered and applied in accordance with all of the terms and provisions of the Existing Credit Agreement (and, following the date hereof, the Amended Credit Agreement). Any breach of any representation or warranty or covenant or agreement contained in this Amendment shall be deemed to be an Event of Default for all purposes of the Existing Credit Agreement and the other Loan Documents.

         SUBPART 5.3. FURTHER ASSURANCES. The Borrower hereby agrees that it will take any action that from time to time may be reasonably necessary to effectuate the agreements contemplated herein.

         SUBPART 5.4. AUTHORITY TO EXECUTE PARTICIPATION AGREEMENT. The Majority Lenders hereby authorize the Administrative Agent to execute, for the benefit of the Lenders, the Participation Agreement, dated as of date hereof. The Participation Agreement, and compliance by any party thereto of its obligations thereunder, may at any time and from time to time be amended, supplemented, modified or waived, in accordance with the terms and provisions of the Participation Agreement, only by an instrument or instruments in writing signed by each of the parties thereto; PROVIDED, HOWEVER, that the Majority Lenders shall have consented to and approved such amendment, supplement, modification or waiver.

         SUBPART 5.5. FEES AND EXPENSES. The Borrower shall pay all reasonable out-of-pocket expenses incurred by the Administrative Agent in connection with the preparation, negotiation, execution and delivery of this Amendment and the documents and transactions contemplated hereby, including the reasonable fees and disbursements of Wachtell, Lipton, Rosen & Katz, as counsel for the Administrative Agent.

         SUBPART 5.6. HEADINGS. The various headings of this Amendment are inserted for convenience only and shall not affect the meaning or interpretation of this Amendment or any provisions thereof.

         SUBPART 5.7. COUNTERPARTS. This Amendment may be executed in any number of separate counterpart, each of which, when so executed, shall be deemed an original, and all of said counterparts taken together shall be deemed to constitute but one and the same instrument.

         SUBPART 5.8. CROSS-REFERENCES. References in this Amendment to any Article or Subpart are, unless otherwise specified or otherwise required by the context, to such Article or Subpart of this Amendment.

         SUBPART 5.9. SUCCESSORS AND ASSIGNS. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

         SUBPART 5.10. NO THIRD PARTIES BENEFITED. This Amendment is made and entered into for the sole protection and legal benefit of the Borrower, the Lenders, each Agent and the Agent-Related Persons, and their permitted successor s and assigns, and no other Person shall be a direct or indirect legal beneficiary of, or have any direct or indirect cause of action or claim in connection with, this Amendment or any of the other Loan Documents.

        SUBPART 5.11. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered in New York, New York by their proper and duly authorized officers as of the day and year first above written.

                                SPALDING HOLDINGS CORPORATION
                                (formerly known as Evenflo & Spalding Holdings Corporation), AS BORROWER


                                By:  /S/  Daniel S. Frey

                                     Name: Mr. Daniel S. Frey


                                BANK OF AMERICA, N.A.
                               (formerly known as Bank of America National Trust
                                & Savings Association), AS ADMINISTRATIVE AGENT


                                By:  /S/  Robert Klawinski

                                     Name: Mr. Robert Klawinski


                                LENDERS:

                                AVENUE SPECIAL SITUATIONS FUND, L.P.

                                By:  /S/  Sonia Gardner

                                     Name: Ms. Sonia Gardner


                                BANK OF AMERICA, N.A.
                                (formerly known as Bank of America National
                                Trust & Savings Association)


                                 By:  /S/  Robert Klawinski

                                      Name: Mr. Robert Klawinski


                                THE BANK OF NOVA SCOTIA

                                By:  /S/  W. J. Brown

                                     Name: W. J. Brown


                                BANKERS TRUST COMPANY

                                By ____________________________________

                                     Name:


                                THE CHASE MANHATTAN BANK

                                By ____________________________________

                                     Name:


                                CONTRARIAN CAPITAL ADVISORS

                                By:  /S/  Janice M. Stanton

                                     Name: Ms. Janice M. Stanton


                                CONTRARIAN FUNDS LLC

                                By:  /S/  Janice M. Stanton

                                     Name: Ms. Janice M. Stanton


                                CREDIT AGRICOLE INDOSUEZ

                                By:  /S/  Larry Materi/Paul A. Dytrych

                                     Name: Mr. Larry Materi and
                                           Mr. Paul A. Dytrych


                                THE DAI-ICHI KANGYO BANK LIMITED

                                By:  /S/  Ronald Wolinsky

                                     Name: Mr. Ronald Wolinsky


                                GOLDMAN SACHS CREDIT PARTNERS L.P.

                                By ____________________________________

                                     Name:


                                GSCP RECOVERY INC.

                                By:  /S/ Seth Katzenstein

                                     Name: Mr. Seth Katzenstein


                                LEHMAN COMMERCIAL PAPER INC.

                                By:  /S/  Michele Swanson

                                     Name: Ms. Michele Swanson


                                MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

                                By:  /S/  Steven J. Katz

                                     Name: Mr. Steven J. Katz


                                MERRILL LYNCH CAPITAL CORPORATION

                                By:  /S/  Carol J.E. Feeley

                                     Name: Ms. Carol J.E. Feeley


                                MORGAN STANLEY DEAN WITTER PRIME INCOME TRUST

                                By:  /S/  Sheila A. Finnerty

                                     Name: Ms. Sheila A. Finnerty


                                MORGENS WATERFALL DOMESTIC PARTNERS LLC

                                By:  /S/  Neil A. Augustine

                                     Name: Mr. Neil A. Augustine


                                MORGENS WATERFALL HOLDINGS, LLC

                                By:  /S/  Neil A. Augustine

                                     Name: Mr. Neil A. Augustine


                                NATIONAL CITY BANK

                                By:  /S/  Barry C. Robinson

                                     Name: Mr. Barry C. Robinson


                                OAKTREE CAPITAL MANAGEMENT LLC

                                By ____________________________________

                                     Name:


                                ORIX USA CORPORATION

                                By:  /S/  Charles Kobayashi

                                     Name: Mr. Charles Kobayashi


                                BNP PARIBAS

                                By:  /S/  Ro Toroshima/Edward T. Irwin

                                     Name: Mr. Ro Toroshima and
                                           Mr. Edward T. Irwin


                                THE ROYAL BANK OF CANADA

                                By:  /S/  N. G. Millar

                                     Name: N. G. Millar


                                SOCIETE GENERALE

                                By ____________________________________

                                     Name:


                                STATE STREET BANK AND TRUST COMPANY

                                By:  /S/  Juan G. Sierra

                                    Name: Mr. Juan G. Sierra


                                VAN KAMPEN PRIME RATE INCOME TRUST

                                By:  /S/  Darvin D. Pierce

                                     Name: Mr. Darvin D. Pierce


                                VAN KAMPEN CLO I LIMITED

                                By:  /S/  Darvin D. Pierce

                                     Name: Mr. Darvin D. Pierce


                                VAN KAMPEN CLO II LIMITED

                                By:  /S/  Darvin D. Pierce

                                     Name: Mr. Darvin D. Pierce


                                WELLS FARGO BANK, N.A.

                                By:  /S/  Razia Damji

                                     Name: Mr. Razia Damji


                                WILLIAM E. SIMON & SONS
                                SPECIAL SITUATION PARTNERS L.P.


                                By:  /S/  John E. Klinge

                                     Name: Mr. John E. Klinge